Exhibit 10.14

Coventry Health Care, Inc. (“Coventry”)

Summary of Named Executive Officer Compensation

Base Salary

The following table sets forth the current base salaries provided to Coventry’s Chief Executive Officer, Chief Financial Officer, and three most highly compensated executive officers (“Named Executive Officers”):

Executive Officer	Current Salary
Dale B. Wolf, Chief Executive Officer	$925,000
Shawn M. Guertin, Executive Vice President, Chief Financial Officer, and Treasurer	$525,000
Thomas P. McDonough, President	$885,000
Harvey C. DeMovick, Jr., Executive Vice President, Customer Service Operations, and Chief Information Officer	$600,000
Francis S. Soistman, Jr., Executive Vice President, Government & Individual Plans	$575,000

Executive Management Incentive Plan

2006 Criteria and Incentives

Coventry’s Chief Executive Officer, Chief Financial Officer, and three most highly compensated officers are also eligible to receive a non-equity incentive award each year under Coventry’s Executive Management Incentive Plan (the 2006 Executive Management Incentive Plan (the “2006 EMIP”) which was previously filed as Exhibit 10.25 to Coventry’s Current Report on Form 8-K filed on January 12, 2006. For fiscal year 2006, incentives under the 2006 EMIP were based on the attainment of budgeted EPS (earnings per share) and year-over-year EPS growth. The incentives paid to Coventry’s Chief Executive Officer and other named executive officers for performance in fiscal year 2006 are set forth below:

Executive Officer	Incentive for 2006
Dale B. Wolf, Chief Executive Officer	$ 1,625,000
Shawn M. Guertin, Executive Vice President, Chief Financial Officer, and Treasurer	$ 450,000
Thomas P. McDonough, President	$2,400,000 (1)
Harvey C. DeMovick, Jr., Executive Vice President, Customer Service Operations, and Chief Information Officer	$ 575,000
Francis S. Soistman, Jr., Executive Vice President, Government & Individual Plans	$ 650,000

(1) Includes $1,700,000 special incentive for First Health integration and $700,000 EMIP.

2007 Criteria

Pursuant to Coventry’s 2007 Executive Management Incentive Plan (the “2007 EMIP”), which was previously filed as Exhibit 10.1 to Coventry’s Current Report on Form 8-K, filed on November 7, 2006, the Compensation Committee of Coventry’s Board of Directors approved the incentive criteria for fiscal year 2007 under the 2007 EMIP. For fiscal year 2007, incentives under the 2007 EMIP will be predicated on budgeted earnings per share targets and year-over-year EPS growth.

2003 Deferred Compensation Plan and 2004 Mid-Term Executive Retention Program

In addition to their base salaries and incentives, Coventry’s Chief Executive Officer, Chief Financial Officer, and three most highly compensated executive officers were also eligible to receive an annual cash and stock equivalent allocation to an account under the 2003 Deferred Compensation Plan, effective July 1, 2003, a copy of which is filed as Exhibit 10.18.3 to Coventry’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2003, filed on August 12, 2003, and the 2004 Mid-Term Executive Retention Program, effective July 1, 2004, a copy of which is filed as Exhibit 10.26 to Coventry’s Annual Report on Form 10-K for the fiscal year ended December 31, 2004, filed on March 16, 2005. The EPS goals for the 2004 and 2005 program years were met, and the three plan years all vested July 1, 2006. The accounts were paid in cash, equal to the June 30, 2006 stock value and investment value of the cash account as of that date. The following payouts were made on July 7, 2006:

Executive Officer	Payments in 2006
Dale B. Wolf, Chief Executive Officer	$ 6,730,375
Shawn M. Guertin, Executive Vice President, Chief Financial Officer, and Treasurer	$ 949,499
Thomas P. McDonough, President	$ 6,376,064
Harvey C. DeMovick, Jr., Executive Vice President, Customer Service Operations, and Chief Information Officer	$ 2,405,521
Francis S. Soistman, Jr., Executive Vice President, Government & Individual Plans	$ 1,738,439

2006 Mid-Term Executive Retention Program

In addition to their base salaries and incentives, Coventry’s Chief Executive Officer, Chief Financial Officer, and three most highly compensated executive officers are also eligible to receive an annual cash and stock equivalent allocation to an account under the 2006 Mid-Term Executive Retention Program, effective July 1, 2006, a copy of which is filed as Exhibit 10.1 to Coventry’s Current Report on Form 8-K filed on May 24, 2006. The amount of the allocation is a percentage of base salary and incentive earned for the prior year and ranges from 0% to 55%, based on performance. Each account will fully vest on July 1, 2009 and will be paid out in cash, subject to the attainment of pre-

established performance criteria for each performance period. In the event the performance criteria are not met in any period, the award for that period is forfeited. For the twelve month period ended December 31, 2006, the performance criteria were based on the attainment of budgeted EPS. The performance criteria for the twelve months ended December 31, 2006 was met, and the participants were credited the following amounts in accounts under the 2006 Mid-Term Executive Retention Program:

Executive Officer	2006 Allocation	2006 Stock Equivalent Allocation
Dale B. Wolf, Chief Executive Officer	$ 1,147,500	$ 401,610
Shawn M. Guertin, Executive Vice President, Chief Financial Officer, and Treasurer	$ 323,750	$ 113,302
Thomas P. McDonough, President	$ 621,250	$ 217,448
Harvey C. DeMovick, Jr., Executive Vice President, Customer Service Operations, and Chief Information Officer	-0-	-0-
Francis S. Soistman, Jr., Executive Vice President, Government & Individual Plans	$ 393,750	$ 137,804

Other Benefit Plans and Arrangements

In addition to their base salaries and incentives, Coventry’s Chief Executive Officer, Chief Financial Officer, and three most highly compensated executive officers are also eligible to:

•

Participate in Coventry’s long-term incentive plan under its 2004 Incentive Plan, a copy of which is filed as Exhibit 10.17 to Coventry’s Annual Report on Form 10-K for the fiscal year ended December 31, 2004, filed on March 16, 2005, which can be in the form of stock options, stock appreciation rights, restricted stock, performance awards, other stock-based awards or cash; and

•

Participate in Coventry’s 401(k) Restoration and Deferred Compensation Plan, as amended, a copy of which is filed as Exhibit 10.31 to Coventry’s Annual Report on Form 10-K for the fiscal year ended December 31, 2004, filed on March 16, 2005, Exhibit 10 to Coventry’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2005, filed on August 9, 2005, and Exhibit 10.29.3 to Coventry’s Annual Report on Form 10-K for the fiscal year ended December 31, 2006, filed herewith.